UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 12, 2010

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Items

On October 12, 2010, Comstock Resources, Inc. ("Comstock") issued a press release, attached hereto as Exhibit 99.1, and incorporated by reference, announcing that it had entered into an agreement to sell its non-core properties located in Mississippi.

The information being furnished pursuant to Item 8.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits

Exhibit 99.1	Press Release dated October 12, 2010 announcing agreement to sell non-core properties located in Mississippi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: October 12, 2010	By:	/s/ M. JAY ALLISON
M. Jay Allison
President and Chief Executive Officer